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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) September 1, 2000 (August 15,
2000)


                              I/OMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

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                                     Nevada
                 (State or other jurisdiction of incorporation)


       000-27267                                           88-0290623
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(Commission File Number)                       (IRS Employer Identification No.)


6 Autry Irvine, CA                                                92618
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (949) 727-7466
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ITEM 5.  OTHER EVENTS

         I/OMagic Corporation announced that it intends to acquire the Hi-Val Multimedia brand and the Digital Research Technologies brand. These brands along with the current I/OMagic brand will continued to be marketed to retail establishments by I/OMagic Corporation. The acquisition of these brands will result in the transfer of a previously established Finova Capital $25 million line of credit to I/OMagic Corporation. The acquisition of these brands are contingent upon approval of the transactions by I/OMagic Corporation's shareholders and the issuance of a fairness opinion.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 31, 2000                   I/OMagic Corporation


                                           By: /s/ Tony Shahbaz
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                                           Tony Shahbaz
                                           Its: CEO, President, Chief Financial
                                           Officer, Secretary


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